EXHIBIT 32

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ImmunoGen, Inc., a Massachusetts corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report for the period ended December 31, 2007 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 7, 2008	/s/ MITCHEL SAYARE
Mitchel Sayare
Chairman of the Board of Directors, Chief Executive Officer and President
(Principal Executive Officer)

Dated: February 7, 2008	/s/ DANIEL M. JUNIUS
Daniel M. Junius
Executive Vice President and Chief Financial Officer
(Principal Financial and Chief Accounting Officer)